                                                        Oppenheimer Growth Fund
                                               Supplement dated January 11, 2002 to the
                                                  Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1. The  following  two  sentences  are added to the  footnote  under the  table,  "Annual  Fund  Operating  Expenses"  on page 6 of the prospectus:

         The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001.  That undertaking may be amended or withdrawn at any time.

January 11, 2002                                              PS0270.020